EXHIBIT 23.2

                          INDEPENDENT AUDITOR'S CONSENT



     We consent to the incorporation by reference in Registration Statement No. 333-49196 of American River Holdings on Form S-8 of our report dated February 19, 1999 (relating to the financial statements of North Coast Bank, N.A. not presented separately herein) appearing in the Annual Report on Form 10-K of American River Holdings for the year ended December 31, 2000.

                                       /s/Richardson & Company
                                       -----------------------



Sacramento, California
March 28, 2001

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